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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): January 19, 2001



                     INTERNATIONAL LEASE FINANCE CORPORATION
             (Exact name of registrant as specified in its charter)




      California                     0-11350                     22-3059110
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   (State or other                 (Commission                 (IRS Employer
   jurisdiction of                 File Number)              Identification No.)
    incorporation)


1999 Avenue of the Stars, 39th Floor, Los Angeles, California         90067
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(Address of principal executive offices)                            (Zip Code)



        Registrant's telephone number including area code: (310) 788-1999


         (Former name or former address, if changed since last report.) Not applicable.


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Item 7. Financial Statements and Exhibits



       (c)    Exhibits

              1.1 Distribution Agreement, dated January 19, 2001, between the Registrant and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Lehman Brothers Inc., Morgan Stanley & Co. Incorporated, Salomon Smith Barney Inc., Banc of America Securities LLC, Chase Securities Inc. and Goldman, Sachs & Co., relating to the Registrant's Medium-Term Notes, Series L (the "Notes")

              4.1 Officers' Certificate (without exhibits), dated January 19, 2001, establishing the terms of the Notes.

              4.2 Form of Certificate for the Global Floating Rate Note.

              4.3 Form of Certificate for the Global Fixed Rate Note.

              5.1 Opinion of O'Melveny & Myers LLP regarding the legality of the Notes.

              23.1 Consent of O'Melveny & Myers LLP (included in Exhibit 5.1 hereto).


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       Pursuant to the requirements of the Securities Exchange Act of 1934,
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   INTERNATIONAL LEASE FINANCE CORPORATION


                                         /s/ ALAN H. LUND
                                   ---------------------------------------------
                                   By:   Alan H. Lund
                                         Executive Vice President,
                                         Co-Chief Operating Officer and
                                         Chief Financial Officer


DATED: January 19, 2001


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